Exhibit 99.39

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
          Series 1998-12B, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     142,324.85
                                                                  --------------
        (b)    Interest                                        $   1,113,632.33
                                                                  --------------
        (c)    Total                                           $   1,255,957.18
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     132,662.32
                                                                  --------------
        (b)    Interest                                        $   1,035,851.64
                                                                  --------------
        (c)    Total                                           $   1,168,513.96
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $       9,662.53
                                                                  --------------
        (b)    Interest                                        $      77,780.69
                                                                  --------------
        (c)    Total                                           $      87,443.22
                                                                  --------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                       $      21,968.42
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $   3,933,836.31
                                                                  --------------
        (b)    Interest                                        $      24,162.86
                                                                  --------------
        (c)    Total                                           $   3,957,999.17
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                $           0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                      $ 179,464,021.67
                                                                 ---------------

13.     Available Funds:                                       $   5,130,027.53
                                                                 ---------------

14.     Realized Losses for prior month:                       $           0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       4,820.20
                                                                  --------------

18.      Total interest payments:                              $   1,031,897.94
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls    Interest
Class      Interest                                 Payable       Pay-out Rate
-----      --------         -------------------     -------       ------------
PO2   $              0.00   $              0.00   $       0.00   % 0.000000000
2A1   $        235,400.00   $              0.00   $ 235,400.00   % 6.600000000
2A2   $        127,997.92   $              0.00   $ 127,997.92   % 6.550000171
2A3   $          9,258.33   $              0.00   $   9,258.33   % 6.749997553
2A4   $        281,320.28   $              0.00   $ 281,320.28   % 5.562499908
2A5   $        123,274.99   $              0.00   $ 123,274.99   %12.656230399
2A6   $         25,287.22   $              0.00   $  25,287.22   % 7.500001001
2A7   $              0.00   $              0.00   $       0.00   % 0.000000000
2A8   $          5,568.55   $              0.00   $       0.00   % 6.749999894
2A9   $        178,875.00   $              0.00   $ 178,875.00   % 6.750000000
2R    $              0.56   $              0.00   $       0.56   % 6.720000000
2RL   $              0.56   $              0.00   $       0.56   % 6.720000000
2M    $         20,766.24   $              0.00   $  20,766.24   % 6.750001572
2B1   $          8,423.14   $              0.00   $   8,423.14   % 6.750000456
2B2   $          4,491.97   $              0.00   $   4,491.97   % 6.750004264
2B3   $          4,491.97   $              0.00   $   4,491.97   % 6.750004264
2B4   $          2,248.79   $              0.00   $   2,248.79   % 6.750007410
2B5   $          4,492.42   $              0.00   $   4,492.42   % 6.750000038

20.      Principal Distribution Amount:                        $   4,098,129.59
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO2                $               109.92       $         0.00
        Class 2A1                $                 0.00       $         0.00
        Class 2A2                $                 0.00       $         0.00
        Class 2A3                $                 0.00       $         0.00
        Class 2A4                $         3,253,815.95       $         0.00
        Class 2A5                $           626,660.85       $         0.00
        Class 2A6                $           216,921.06       $         0.00
        Class 2A7                $                 0.00       $         0.00
        Class 2A8                $                 0.00       $     5,568.55
        Class 2A9                $                 0.00       $         0.00
        Class SUP2               $                 0.00       $         0.00
        Class 2R                 $                 0.00       $         0.00
        Class 2RL                $                 0.00       $         0.00
        Class 2M                 $             2,862.11       $         0.00
        Class 2B1                $             1,160.92       $         0.00
        Class 2B2                $               619.11       $         0.00
        Class 2B3                $               619.11       $         0.00
        Class 2B4                $               309.94       $         0.00
        Class 2B5                $               619.17       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                         Accumulative
                Class        Supported Shortfall     Supported Shortfall
                -----        -------------------     -------------------
                 2B1        $               0.00     $              0.00
                 2B2        $               0.00     $              0.00
                 2B3        $               0.00     $              0.00
                 2B4        $               0.00     $              0.00
                 2B5        $               0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  2A4                %              5.56249991
         Class  2A5                %             12.65623040
         Class  2A6                %              7.50000100

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-2B1       X
         Class-2B2       X
         Class-2B3       X
         Class-2B4       X
         Class-2B5       X

 2.     Base Servicing Fee amount:                              $    36,713.91
                                                                     ----------

 3.     Supplemental Servicing Fee amount:                      $    68,342.47
                                                                     ----------

 4.     Credit Losses for prior month:                          $         0.00
                                                                     ----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.647389    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.352612
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %100.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations